SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


                           ----

Date of Report (Date of earliest event reported) May 31, 1997
                                                 ------------

                        BIZCOM U.S.A., INC.
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    (Exact name of registrant as specified in its charter)

       Florida                  333-5660A     65-0681772
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 (State or other jurisdiction  (Commission    (IRS Employer
 or incorporation)             File Number)   Identification
                                               No.)

 914 Mantanzas Avenue, Coral Gables, Florida 33146
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 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (305)667-1068
                                                   -------------

                     Not Applicable
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 (Former name or former address, if changed since last report)


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Item 1.   Change in Control of Registrant.
          --------------------------------
          Not Applicable.

Item 2.   Acquisition of Disposition of Assets.
          -------------------------------------
          Not Applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------
          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
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          Not Applicable.

Item 5.   Other Events.
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          On May 31, 1997, the offering period for the
          Registrant's previously registered "best-efforts" public offering of up to 1,000,000 shares of the Registrant's common stock expired with none of such securities having been sold. The Registrant has filed a post-effect amendment to the subject registration statement deregistering all of such securities.

Item 6.   Resignation of Registrant's Directors.
          --------------------------------------
          Not Applicable

Item 7.   Financial Statement and Exhibits.
          ---------------------------------
          Not Applicable.

Item 8.   Change in Fiscal Year.
          ----------------------
          Not Applicable.




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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIZCOM U.S.A., INC.


                                   By:  /s/  Gary D. Lipson
                                        --------------------
                                        Gary D. Lipson,
                                        Chief Executive Officer